UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 8, 2009
(Date of report)
SAGA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11588	38-3042953

(State or other jurisdiction	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)
73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236
(Address of principal executive offices)
(313) 886-7070
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) On September 2, 2009, Robert J. Maccini resigned as a director of Saga Communications, Inc. (the “Company”). Mr. Maccini’s resignation from the Company’s Board of Directors did not involve any disagreement on any matter relating to the Company’s operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.
Date: September 8, 2009	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President, Chief Financial Officer and Treasurer